EXHIBIT 10

NAVISTAR INTERNATIONAL CORPORATION

AND CONSOLIDATED SUBSIDIARIES

MATERIAL CONTRACTS

     The following documents of Navistar International Corporation and its affiliate Navistar Financial Corporation are incorporated herein by reference.

*10.1	Navistar International Corporation 1984 Stock Option Plan. Filed as Exhibit A to Proxy Statement dated February 6, 1984. Commission File No. 1-5236.

10.2	Pooling and Servicing Agreement dated as of June 8, 1995, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, JP Morgan Chase Bank (survivor in the merger between JP Morgan and The Chase Manhattan Bank), as 1990 Trust Trustee, and The Bank of New York, as Master Trust Trustee. Filed on Registration No. 33-87374.

10.3	Series 1995-1 Supplement to the Pooling and Servicing Agreement dated as of June 8, 1995, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and The Bank of New York, as Master Trust Trustee on behalf of the Series 1995-1 Certificate holders. Filed on Registration No. 33-87374.

*10.4	Navistar 1988 Non-Employee Director Stock Option Plan amended as of March 20, 1996. Filed as Exhibit 10.19 to Form 10-K dated December 22, 1997. Commission File No. 1-9618.

*10.5	Form of Executive Severance Agreement which is executed with all executive officers dated June 16, 1997. Filed as Exhibit 10.5 to Form 10-Q dated September 12, 1997. Commission File No. 1-9618.

*10.6	Executive Severance Agreement between J.R. Horne and the company dated June 16, 1997. Filed as Exhibit 10.35 to Form 10-Q dated March 11, 2002. Commission File No. 1-9618.

10.7	Series 1998-1 Supplement to the Pooling and Servicing Agreement dated as of July 17, 1998, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 1998-1 Certificateholders. Filed on Registration No. 333-30737.

*10.8	Navistar International Corporation 1998 Interim Stock Plan. Filed as Exhibit 10.21 to Form 10-Q dated June 12, 1998. Commission File No. 1-9618.

10.9	Certificate Purchase Agreement dated as of January 28, 2000, between Navistar Financial Securities Corporation, as seller, Navistar Financial Corporation, as Servicer, Receivable Capital Corporation, as the Conduit Purchaser, Bank of America, National Association, as administrative Agent for the Purchasers, and Bank of America, National Association, as a Committed Purchaser filed on Form 8-K dated February 24, 2000. Commission File No. 033-87374.

EXHIBIT 10 (continued)

NAVISTAR INTERNATIONAL CORPORATION

AND CONSOLIDATED SUBSIDIARIES

MATERIAL CONTRACTS

10.10	Indenture dated as of March 9, 2000, between Navistar Financial 2000-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2000-A Owner Trust. Filed as Exhibit 4.1 to Navistar Financial Securities Corporation’s Form 8-K dated July 14, 2000. Filed on Registration No. 333-62445.

10.11	Series 2000-1 Supplement to the Pooling and Servicing Agreement dated as of July 13, 2000, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 2000-1 Certificate holders. Filed as Exhibit 4.1 to Navistar Financial Securities Corporation’s Form 8-K dated July 14, 2000. Filed on Registration No. 333-32960.

10.12	Servicing Agreement dated as of October 16, 2000, between Navistar Financial Corporation, as Servicer, and Navistar Leasing Corporation, Harco Leasing Company, Inc., Truck Retail Instalment Paper Corp., The Bank of New York as Collateral Agent, and Bank One National Association, as Portfolio Trustee. Filed as Exhibit 10.01 to Navistar Financial Corporation’s Form 10-Q dated March 15, 2001. Commission File No. 1-4146-1.

10.13	Indenture Agreement dated as of October 16, 2000, between Truck Retail Instalment Paper Corp., as Issuer, and The Bank of New York, as Indenture Trustee. Filed as Exhibit 10.03 to Navistar Financial Corporation’s Form 10-Q dated March 15, 2001. Commission File No. 1-4146-1.

10.14	Series 2000-1 Supplement dated as of October 16, 2000, to the Indenture also dated October 16, 2000, between Truck Retail Instalment Paper Corp., as Issuer, and The Bank of New York, as Indenture Trustee. Filed as Exhibit 10.04 to Navistar Financial Corporation’s Form 10-Q dated March 15, 2001. Commission File No. 1-4146-1.

10.15	Indenture dated as of November 1, 2000, between Navistar Financial 2000-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2000-B Owner Trust. Filed on Registration No. 333-62445.

10.16	Indenture dated as of April 27, 2001, between Navistar Financial 2001-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2001-A Owner Trust. Filed as Exhibit 4.2 to Navistar Financial Retail Receivables Corporation’s Form 8-K dated May 3, 2001. Filed on Registration No. 033-50291.

10.17	Supplement No. 1, dated as of July 24, 2001, to Indenture agreement dated October 16, 2000, among Truck Retail Instalment Paper Corp. and The Bank of New York, filed on Form 8-K dated August 6, 2001. Commission File No. 1-4146-1.

EXHIBIT 10 (continued)

NAVISTAR INTERNATIONAL CORPORATION

AND CONSOLIDATED SUBSIDIARIES

MATERIAL CONTRACTS

*10.18	Form of Executive Severance Agreement Amendment which is executed with all executive officers. Filed as Exhibit 10.30 to Form 10-Q dated September 13, 2001. Commission File No. 1-9618.

10.19	Indenture dated as of November 1, 2001, between Navistar Financial 2001-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2001-B Owner Trust. Filed as Exhibit 4.2 to Navistar Financial Retail Receivables Corporation’s Form 8-K dated November 6, 2001. Filed on Registration No. 033-50291.

*10.20	Navistar 1994 Performance Incentive Plan, as amended. Filed as Exhibit 10.31 to Form 10-Q dated March 11, 2002. Commission File No. 1-9618.

*10.21	Navistar 1998 Supplemental Stock Plan, as amended and supplemented by the Restoration Stock Option Program. Filed as Exhibit 10.32 to Form 10-Q dated March 11, 2002. Commission File No. 1-9618.

*10.22	Board of Directors resolution regarding director’s annual retainer. Filed as Exhibit 10.33 to Form 10-Q dated March 11, 2002. Commission File No. 1-9618.

*10.23	Navistar Non-Employee Director’s Deferred Fee Plan. Filed as Exhibit 10.34 to Form 10-Q dated March 11, 2002. Commission File No. 1-9618.

10.24	Navistar 1998 Non-Employee Director Stock Option Plan, as amended. Filed as Exhibit 10.1 to Form S-8 dated April 23, 2002. Registration No. 333-86754.

10.25	Indenture dated as of April 30, 2002, between Navistar Financial 2002-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2002-A Owner Trust. Filed as Exhibit 4.2 to Navistar Financial Retail Receivables Corporation’s Form 8-K dated May 3, 2002. Filed on Registration Nos. 333-62445 and 333-67112.

10.26	Supplement No. 2, dated as of July 31, 2002, to Indenture agreement dated October 16, 2000, among Truck Retail Instalment Paper Corp. and The Bank of New York, filed on Form 8-K dated November 27, 2002. Commission File No. 1-4146-1.

*10.27	Employment Agreement between Navistar International Corporation, International Truck and Engine Corporation and John R. Horne. Filed as Exhibit 10.39 to Form 10-Q dated September 13, 2002. Commission File No. 1-9618.

*10.28	Employment Agreement between Navistar International Corporation, International Truck and Engine Corporation and Robert C. Lannert. Filed as Exhibit 10.40 to Form 10-Q dated September 13, 2002. Commission File No. 1-9618.

EXHIBIT 10 (continued)

NAVISTAR INTERNATIONAL CORPORATION

AND CONSOLIDATED SUBSIDIARIES

MATERIAL CONTRACTS

*10.29	Indenture dated as of November 19, 2002, between Navistar Financial 2002-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2002-B Owner Trust. Filed as Exhibit 4.2 to Navistar Financial Retail Receivables Corporation’s Form 8-K dated November 25, 2002. Filed on Registration No. 333-67112.

10.30	Amended and Restated Navistar International Corporation Stock Ownership Program. Filed as Exhibit 10.34 to Form 10-K dated December 12, 2002. Commission File No. 1-9618.

*10.31	Board of Directors resolution approving an increase in the additional retainer paid to the audit committee members and to the chairs of the committees. Filed as Exhibit 10.35 to Form 10-Q dated June 13, 2003. Commission File No. 1-9618.

*10.32	Indenture dated as of June 5, 2003, between Navistar Financial 2003-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2003-A Owner Trust. Filed as Exhibit 4.2 to Navistar Financial Retail Receivables Corporation’s Form 8-K dated June 11, 2003. Registration No. 333-67112.

10.33	Series 2003-1 Supplement to the Pooling and Service Agreement dated as of July 13, 2003, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 2003-1 Certificateholders. Filed as Exhibit 4.1 to Navistar Financial Securities Corporation’s Form 8-K dated July 11, 2003. Registration No. 333-102345-01.

10.34	Indenture dated as of October 31, 2003, between Navistar Financial 2003-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2003-B Owner Trust. Filed as Exhibit 4.2 to Navistar Financial Retail Receivables Corporation’s Form 8-K dated November 5, 2003. Registration No. 333-67112.

The following documents of Navistar International Corporation are filed herewith.

*10.35	Board of Directors resolution (1) approving an increase in the annual retainer paid to non-employee directors and (2) amending the director’s restricted stock Plan to expire on December 31, 2005.

*10.36	Board of Directors resolution amending the 1994 Performance Incentive Plan, the 1998 Supplemental Stock Plan and the 1998 Non-Employee Director Stock Option Plan to prohibit the repricing and discounting of options.

*	Indicates a management contract or compensatory plan or arrangement required to be filed as an exhibit to this report pursuant to Item 14(c).